 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 28, 2021

WORKHORSE GROUP INC.

(Exact name of registrant as specified in its charter)

Nevada	001-37673	26-1394771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Commerce Drive, Loveland, Ohio 45140

(Address of principal executive offices) (zip code)

(513) 360-4704

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	WKHS	The Nasdaq Capital Market

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 28, 2021, Workhorse Group Inc. (the “Company”) held its 2021 Annual Meeting of Shareholders (the “Annual Meeting). As of November 8, 2021, the record date for holders of shares of common stock (the “Shares”) entitled to vote at the Annual Meeting, there were 155,986,109 Shares outstanding and entitled to vote at the Annual Meeting. Of the Shares entitled to vote, 79,864,340, or approximately 51.19% of the Shares, were present or represented by proxy at the Annual Meeting, constituting a quorum under the Company’s Articles of Incorporation. There were three matters presented and voted on at the Annual Meeting. Set forth below is a brief description of each matter voted on at the Annual Meeting and the final voting results with respect to each such matter.

Proposal 1 - Election of eight nominees to serve on the Board of Directors until the 2022 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.

Nominee	For	Withheld	Broker Non-Votes

Raymond J. Chess	26,176,533	4,914,965	48,772,842
Richard Dauch	27,867,114	3,224,384	48,772,842
H. Benjamin Samuels	26,350,141	4,741,357	48,772,842
Gerald B. Budde	21,526,768	9,564,730	48,772,842
Harry DeMott	26,618,693	4,472,805	48,772,842
Michael Clark	26,859,062	4,232,436	48,772,842
Jacqueline A. Dedo	27,166,296	3,925,202	48,772,842
Pamela S. Mader	27,301,301	3,790,197	48,772,842

The shareholders elected all eight of the nominees as directors.

Proposal 2 - Ratification of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2021.

	For	Against	Abstain
Votes Cast	75,526,616	3,261,273	1,076,451

The shareholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2021.

Proposal 3 - Non-binding advisory resolution on executive compensation.

	For	Against	Abstain	Broker Non-Votes
Votes Cast	25,752,886	4,712,166	626,446	48,772,842

The shareholders approved the non-binding advisory resolution on executive compensation.

Item 8.01.	Other Events.

On December 28, 2021, the Company issued a press release about the meeting results. The press release is furnished as Exhibit 99.1 and incorporated by reference herein.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking statements that involve a number of risks and uncertainties. For such statements, the Company claims the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from the Company’s expectations. Additional factors that could cause actual results to differ materially from those stated or implied by the Company’s forward-looking statements are disclosed in the Company’s reports filed with the Securities and Exchange Commission.

Item 9.01. Exhibits.

Exhibit No.	Description
99.1	Press Release, dated December 28, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKHORSE GROUP INC.

Date: December 29, 2021	By:	/s/ James D. Harrington
	Name: Title:	James D. Harrington General Counsel, Secretary and Chief Administration Officer